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                                                                  EXHIBIT 10.2


                            PLACEMENT AGENT AGREEMENT

         THIS PLACEMENT AGENT AGREEMENT ("Agreement"), is made as of March 28, 2000, by and between PROVIDENTIAL HOLDINGS, INC., a Nevada corporation (the "Company"), and SOVEREIGN CAPITAL ADVISORS, LLC, a Nevada limited liability company ("Agent").

                                   BACKGROUND

         The Company proposes to issue and sell Series 1 Secured Bridge Notes (the "Securities") resulting in gross proceeds to the Company of up to $4,000,000 (the "Offering") in a transaction not involving a public offering and without registration under the Securities Act of 1933 (the "Securities Act"), pursuant to exemptions from the registration requirements of the Securities Act under Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act ("Regulation D"). Agent has offered to introduce the Company to prospective investors on a "best efforts basis" and give advise to the Company in connection with the structure of the Offering and the terms of the Securities, and the Company desires to secure the services of Agent on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         For and in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree:

         SECTION 1. ENGAGEMENT OF AGENT.

         SECTION 1.1 APPOINTMENT. The Company hereby appoints Agent as its exclusive agent in connection with the proposed issuance and sale by the Company of Securities resulting in gross proceeds to the Company of up to $4,000,000. Agent, on the basis of the representations and warranties herein contained, and upon and subject to the terms and conditions herein set forth, accepts such appointment. This appointment shall be irrevocable for the twenty (20) business day period, commencing March 28, 2000 and ending April 25, 2000, which period maybe extended by the consent of the Company and Agent (the "Offering Period").

         SECTION 1.2 COMPENSATION. The Company shall pay Agent a finder's fee of ten percent (10%) of the gross proceeds derived from the sale of the Securities or any other securities issued by the Company during the Offering Period (the "Gross Proceeds") plus a non-accountable expense allowance of three percent (3%) of the Gross Proceeds. The Company agrees that the amount of such fees and expenses shall be paid at such Closing and that it shall instruct the Escrow Agent to deduct such amount, along with any amounts payable pursuant to Section
1.3 hereof, from the proceeds of the sale of the Securities prior to remittance of the balance of such proceeds to the Company. In addition, the Company shall issue to Agent at the Initial Closing and each Subsequent

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Closing, a warrant (each a "Warrant" and collectively, the "Warrants"), in the form of Exhibit 1 hereto, exercisable for 5,000 shares of the Company's common stock for each $100,000 principal amount of Series 1 Bridge Notes issued at such Closing.

         SECTION 1.3 REIMBURSEMENT OF EXPENSES. In addition to the non-accountable expense allowance, the Company shall be responsible for (i) fees and expenses of counsel to Agent for the preparation of the Transaction Agreements, (ii) the fees, if any, and expenses of the Escrow Agent and (iii) fees and expenses of counsel to Agent in connection with any state securities or "blue sky" filings or notices.

         SECTION 1.4 LIMITED ROLE OF AGENT. Agent has acted only as an advisor to the Company, and in such role, Agent has advised the Company on the structure of the Offering and the terms of the Securities, and has identified potential investors but has given no other advice. The Company, and not Agent, has offered the Securities to the investors and the Company, and not Agent, has negotiated directly with the investors in the Offering. Agent will use reasonable efforts to introduce the Company only to "accredited investors" as defined in Regulation D.

         SECTION 1.5 RIGHT OF FIRST REFUSAL. The Company hereby grants Agent a right of first refusal to act as placement agent for any future private financings of the Company, whether of equity securities, convertible debt securities or securities or instruments convertible into or exchangeable for debt or equity securities of the Company or similar transactions. The duration of Agent's right of first refusal under this Section 1.5 shall be for a period of one (1) year following the final Closing of the Offering. In the event that the Company wishes to undertake a transaction described in this Section 1.5, the Company shall send Agent a written notice of the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party) in sufficient specificity to allow Agent to understand the proposed transaction clearly. This notice must be delivered to Agent at least twenty (20) days prior to the contemplated closing of the proposed transaction. Agent shall have ten (10) days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. Agent shall notify the Company in writing of its decision to exercise or waive its right of first refusal with respect to the transaction described in the notice. If Agent waives its right of first refusal with respect to a particular transaction, the Company may proceed with that transaction; provided, however, that if the terms of the transaction are changed in any material way from the terms set forth in the notice to Agent, Agent's right of first refusal shall commence again. Agent's waiver of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to any future transactions within the applicable time period.

         SECTION 1.6 CONFIDENTIALITY. The Company agrees to maintain the confidentiality of all prospective investors identified to the Company by Agent, except as required by applicable law. For a period of two (2) years from the date of the final Closing, the Company will not solicit or enter into any financing transaction with such investors without the written consent of Agent and payment to Agent of compensation no less than the compensation to be paid to Agent hereunder for raising a like amount.

         SECTION 1.7 REMEDIES. In addition to all other remedies Agent may have at law or in equity, in the event that the Company breaches Section 1.5 hereof or Section 1.6 hereof, Agent shall be entitled to receive compensation in respect of the financing giving rise to the breach of this Agreement at the rates set forth in Section 1.2 hereof.

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         SECTION 2. CONDUCT OF THE OFFERING.

         SECTION 2.1 OFFERING DOCUMENTS. The Company shall utilize a Series 1 Bridge Note Purchase and Security Agreement (the "Purchase Agreement"), including the Exhibits referred to therein, substantially in the form approved to by the Company. Agent previously has furnished to the Company and its counsel proposed drafts of such documents (collectively, the "Transaction Agreements"), and the Company and its counsel have reviewed, commented upon, and approved the Transaction Agreements.

         SECTION 2.2 PUBLIC INFORMATION. The Company, within a reasonable amount of time prior to any Closing, shall provide each prospective purchaser with a copy of all information required by Rule 502(b)(2)(ii) of Regulation D promulgated pursuant to the Securities Act (collectively, the "SEC Documents"). As used in this Agreement, the term "Offering Documents" means collectively the SEC Documents and the Transaction Agreements, and all amendments, exhibits, and supplements thereto, together with any other documents which are provided to Agent by, or approved for Agent's use by, or on behalf of, the Company for this Offering.

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         SECTION 2.3 ACCURACY OF OFFERING DOCUMENTS. The Company represents, warrants and covenants to Agent that (a) at the time of delivery to each prospective investor, the SEC Documents conformed in all material respects with the requirements, to the extent applicable, of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder ("Rules and Regulations"), and none of the Offering Documents included any untrue statement of a material fact, or omitted to state any material fact required to be stated therein, or necessary, to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) at each Closing, the SEC Documents will contain conform in all material respects with the applicable Rules and Regulations, and none of the Offering Documents will include at the time of Closing any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Agent has no responsibility for the contents, accuracy or adequacy of the Offering Documents, or for the compliance of the Offering Documents, with the requirements of Rule 502(b)(2)(ii) of Regulation D promulgated pursuant to the Securities Act.

         SECTION 2.4 DUTY TO AMEND. If, at any time during the Offering, any event occurs as a result of which the SEC Documents or any of the other Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the SEC Documents to comply with the Exchange Act or the applicable Rules and Regulations, the Company shall forthwith notify Agent thereof and shall prepare such further amendment or supplement to the SEC Documents or the other Offering Documents as may be required and shall furnish and deliver to Agent and to others, whose names and addresses are designated by Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented SEC Documents or the other Offering Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the SEC Documents or the other Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and in order that the SEC Documents will comply in all respects with the requirements (to the extent applicable) of the Exchange Act and the applicable Rules and Regulations.

         SECTION 2.5 ESCROW OF FUNDS. Pursuant to the Escrow Agreement, executed by the Company, the person named as escrow agent in the Escrow Agreement (the "Escrow Agent"), and the prospective investors who have executed signature pages to the Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement (the "Purchasers"), the purchase price for the Securities to be purchased as reflected on the Purchaser Signature Page to the Purchase Agreement shall be wired to the Escrow Agent to be held by the Escrow Agent as provided in the Escrow Agreement.

         SECTION 2.6 APPROVAL OF PURCHASERS. Prior to each Closing, the Company shall have the right to approve each Purchaser. If the Company withholds approval of any Purchaser, the purchase price wired to the Escrow Agent by such Purchaser shall be returned to such Purchaser along with the Purchase Agreement and any other agreements signed by such Purchaser. The right to withhold approval of any Purchaser shall be deemed to have been waived if the Company authorizes the Escrow Agent to disburse funds provided by any Purchaser at any Closing.

         SECTION 2.7 DELIVERY OF SECURITIES. Securities in such form that, subject to applicable transfer restrictions as described in the Purchase Agreement, they can be negotiated by the holders

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thereof (issued in such denominations and in such names as the Purchasers may request shall be delivered by the Company to the counsel for Agent, with copies made available to Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The Securities shall be delivered at the Initial Closing and at each Subsequent Closing.

         SECTION 2.8 INITIAL CLOSING. The Initial Closing (the "Initial Closing") shall occur at such time as (a) the Purchasers have delivered to the Company (care of Warshaw Burstein Cohen Schlesinger & Kuh, LLP, counsel for Agent) executed counterpart Purchaser Signature Pages to each of the Purchase Agreement, the Registration Rights Agreement, and the Escrow Agreement and such other documents as may be required to be delivered at the Closing, (b) the Company has not withheld approval of such Purchasers, and (c) all other conditions to the obligation of such Purchasers and the Company to close the transactions contemplated by the Purchase Agreement have been satisfied or waived.

         SECTION 2.9 SUBSEQUENT CLOSINGS. In the event that the Initial Closing shall be for an amount of Securities that is less than the amount of the Offering, the Offering may be continued, and additional Closings may be held (each a "Subsequent Closing") throughout the Offering Period; provided, however, that (a) the Purchasers have delivered to the Company (care of Warshaw Burstein Cohen Schlesinger & Kuh, LLP, counsel for Agent) executed counterpart Purchaser Signature Pages to each of the Purchase Agreement, the Registration Rights Agreement, and the Escrow Agreement and such other documents as may be required to be delivered at the Closing, (b) the Company has not withheld approval of such Purchasers, and (c) all other conditions to the obligation of such Purchasers and the Company to close the transactions contemplated by the Purchase Agreement have been satisfied or waived.

         SECTION 2.10 DISBURSEMENTS AT CLOSING. At each Closing, the Company shall execute a release notice that authorizes Escrow Agent to transmit to Agent its fee and expenses of the Offering in the amounts specified, and effect a wire transfer of the net proceeds of such Closing to the Company or another entity designated therein by the Company. The authorization of the Company to release the funds held by Escrow Agent is the Company's authorization to release the executed Transaction Agreements and Securities to the Purchasers. One complete set of executed Transaction Documents will be delivered by Escrow Agent to the Company.

         SECTION 2.11 TIME AND PLACE OF CLOSINGS. The Initial Closing and any Subsequent Closing shall be held at the offices of Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017, at 10:00 a.m. on such dates as are fixed in accordance with this Agreement and the Purchase Agreement. The Closing Date may be changed by mutual agreement of Agent and the Company. The Company agrees to rely on faxed signature pages from the Purchasers, without the requirement of obtaining an originally signed version of any of the Transactions Agreements to which a Purchaser is a party.

         SECTION 3. CONDITIONS OF AGENT'S OBLIGATIONS.

         Agent's obligations hereunder shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company contained in this Agreement, to the

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fulfillment of, or compliance by the Company with, all covenants herein and conditions hereof, and to the following additional conditions:

         (a) There shall be no outstanding objection to any Transaction Agreement by the Company or its counsel or any Purchaser or its counsel.

         (b) The Company shall not have disclosed that the Offering Documents, or any amendment or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

         (c) Between the date hereof and the Closing, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property, considered as an entire entity, whether or not such loss is covered by insurance.

         (d) There shall be no litigation instituted or overtly threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body, or administrative agency, or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision, or finding would materially adversely affect the business, franchises, license, permits, operations, or financial condition or income of the Company considered as an entity.

         (e) Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Closing Date, the Company (i) shall have conducted its business only in the usual and ordinary manner as the same was being conducted prior to such time, and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction, or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents without considering the proceeds from the sale of the Securities, other than as may be set forth in the Offering Documents.

         (f) The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to Agent and its counsel.

         (g) The Company shall have furnished to Agent the opinion, dated the Initial Closing, addressed to Agent, from counsel to the Company, as required by the Purchase Agreement, along with a letter stating that Agent may rely on such opinion as if it was addressed to it,.

         (h) The Company shall have furnished to Agent a copy of the Compliance Certificate and the Secretary Certificate each dated as of the Closing Date.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

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         For the purpose of inducing Agent to enter into this and perform this
Agreement, the Company represents and warrants to, and agrees with, Agent as follows:

         SECTION 4.1 CORPORATION CONDITION. The Company's condition is as described in its most recent SEC Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The SEC Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

         SECTION 4.2 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         SECTION 4.3 NO DEFAULTS. Except as disclosed in the Offering Documents or in writing to Agent, the Company is not in default in any material respect in the performance of any material obligation, agreement, or condition contained in any debenture, note or other evidence of indebtedness or any indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement, will not conflict with, or result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company (in any respect that is material to the Company), any note, indenture, mortgage, deed of trust, or other agreement or instrument which is material to the Company and to which the Company is a party or by which the Company or any property of the Company is bound, or, to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Securities Act or under the blue sky or securities laws of any state or other applicable jurisdiction.

         SECTION 4.4 INCORPORATION AND STANDING. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Nevada and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

         SECTION 4.5 LEGALITY OF SECURITIES. Prior to the Closing Date, the Securities will have been duly and validly authorized and issued, will be valid, binding and enforceable against the Company in accordance with their terms, and will conform in all material respects to the statements with regard thereto contained in the Offering Documents.

         SECTION 4.6 LEGALITY OF CONVERSION SHARES. The Common Stock into which the Securities are convertible, when converted in accordance with the Securities will be duly and validly issued and outstanding, fully paid and non-assessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

         SECTION 4.7 LITIGATION. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

         SECTION 4.8 FINDERS. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which Agent may be responsible, and the Company will indemnify Agent from any liability for such fees by any party who has a claim for such compensation from the Company and for which person Agent is not legally responsible.

         SECTION 4.9 TAX RETURNS. The Company has properly completed in all material respects and filed all federal and state tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

         SECTION 4.10 AUTHORITY. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding, and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Securities and Exchange Commission with respect to indemnification against liabilities under the Securities Act.

         SECTION 4.11 ACTIONS BY THE COMPANY. The Company will not take any action which is not contemplated by this Agreement and the Offering Documents or which will impair the effectiveness of the transactions contemplated by this Agreement.

         SECTION 5. COVENANTS OF THE COMPANY.

         The Company covenants and agrees with Agent that:

         SECTION 5.1 RESTRICTIONS ON AMENDMENTS. After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement Agent shall not previously have been advised and Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which Agent shall have reasonable objected in writing on the ground that it is not in compliance with the Securities Act, the Exchange Act or any applicable rules and regulations thereunder.

         SECTION 5.2 EXPENSES OF OFFERING. The Company will pay, whether or not the transactions contemplated by the Transaction Agreements are consummated, all costs and expenses incident to the Transaction Agreements, including all expenses incident to the authorization of the Securities, their issue and delivery to Escrow Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of Agent's and the Company's counsel (except as provided below) and accountants, and the cost of reproduction and furnishing to Agent copies of the Offering Documents as herein provided, provided, however, that the Company shall not be responsible for the payment of fees and expenses incurred by Agent's counsel with respect to any Purchaser, if Agent is unable to procure Purchaser Signature Pages to the Transaction Agreements from such Purchaser that the Company was willing to accept.

         SECTION 5.3 AVAILABILITY OF INFORMATION. Prior to the Closing Date, the Company will cooperate with Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to Agent and its counsel in connection therewith such information in its possession as Agent may reasonably request and will make available to Agent such persons as Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

         SECTION 5.4 REPORTS AND FILINGS. The Company shall be responsible for making any and all filings required by the blue sky authorities and filings required by the laws of the jurisdictions in which the subscribers who are accepted for purchase of Securities are located, if any. Agent shall assist the Company in this respect, but such filings shall be the responsibility, and at the cost of, the Company.

         SECTION 5.5 NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS, OR CIRCUMSTANCES. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not individually or in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, will present fairly the business and financial position of the Company as of each Closing Date.

         SECTION 5.6 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to each Closing Date, there shall not have been any material adverse change in the condition, financial, or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         SECTION 6. INDEMNIFICATION.

         SECTION 6.1 INDEMNIFICATION OF AGENT. The Company agrees to indemnify and hold harmless Agent, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the "Indemnified Parties"), from and against any losses, claims, damages and liabilities, joint or several, related to or arising in any manner out of the Offering or any transaction, financing, proposal or any other matter (collectively, the "Matters") contemplated by this Agreement hereunder, and will promptly reimburse the Indemnified Parties for all reasonable expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any Matter contemplated by the engagement of Agent hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such Indemnified Party is a formal party to any such Proceeding. Notwithstanding the foregoing, the Company shall not be liable in respect of any losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted from the gross negligence or willful misconduct of an Indemnified Party. The Company further agrees that it will not, without the prior written consent of Agent, settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not Agent or any Indemnified Party is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional release of Agent and each other Indemnified Party hereunder from all liability arising out of such Proceeding.

         SECTION 6.2 NOTICE OF CLAIMS. The Indemnified Parties shall promptly give the Company notice (the "Indemnification Notice") of any matter which the Indemnified Parties have determined has given or could give rise to a right of indemnification under this agreement, provided that a failure on the part of an Indemnified Party to notify the Company will not relieve the Company from any liability that the Company may have on account of this indemnity or otherwise, except to the extent that the Company shall have been materially prejudiced by such failure. If, promptly after its receipt of the Indemnification Notice, the Company acknowledges its obligation to indemnify the Indemnified Parties hereunder against any losses that may result from such claim, then the Company shall be entitled to assume and control the defense of such claim at its expense and through counsel of its choice unless such counsel is reasonably unsatisfactory to Agent. Any Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company shall have failed promptly to assume the defense thereof and employ counsel, or (ii) the named parties to such action (including impleaded parties) include such Indemnified Party and the Company and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Company; provided that the Company shall not in any event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any action in the same jurisdiction, in addition to any local counsel. In the event that the Company exercises the right to undertake any such defense against any such claim, the Indemnified Parties shall cooperate with the Company in such defense and make available to the Company all witnesses, pertinent records, materials and information in the Indemnified Parties possession or under the Indemnified Parties' control relating thereto as is reasonably required by the Company

         SECTION 6.3 CONTRIBUTION. The Company agrees that if any indemnification or reimbursement sought pursuant to this Agreement were for any reason not to be available to any Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by this letter, then the Company shall contribute to the amount paid or payable by such Indemnified Party in respect of losses, claims, damages and liabilities in such proportion as is appropriate to reflect the relative benefits to the Company and its stockholders on the one hand, and Agent on the other, in connection with the Matters to which such indemnification or reimbursement relates or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of such parties as well as any other equitable considerations. It is hereby agreed that the relative benefits to the Company and/or its stockholders and to Agent with respect to Agent's engagement shall be deemed to be in the same proportion as (i) the total value paid or received or to be paid or received by the Company and/or its stockholders pursuant to the Matters (whether or not consummated) for which Agent is engaged to render financial advisory services bears to (ii) the fees paid (or agreed to be paid if the transaction would be consummated) to Agent in connection with such engagement. In no event shall the Indemnified Parties contribute or otherwise be liable for an amount in excess of the aggregate amount of fees actually received by Agent pursuant to such engagement (excluding amounts received by Agent as reimbursement of expenses).

         SECTION 6.4 LIMITATION OF LIABILITY OF AGENT. The Company further agrees that no Indemnified Party shall have any liability (whether direct of indirect, in contract or tort or otherwise) to the Company for or in connection with Agent's engagement hereunder except for losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted from the gross negligence or willful misconduct of such Indemnified Party. The indemnity, reimbursement and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

         The indemnity, reimbursement, contribution provisions set forth herein shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange) any party hereto, (iii) any termination or the completion or expiration of this letter or Agent's engagement and (iv) whether or not Agent shall, or shall not be called upon to, render any formal or informal advice in the course of such engagement.

         SECTION 7. TERMINATION.

         SECTION 7.1 TERMINATION BY AGENT. This Agreement may be terminated at any time during the Offering Period by Agent by written notice to the Company, if the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of the Transaction Agreements to be performed, complied with or fulfilled by the Company within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by Agent in writing.

         SECTION 7.2 TERMINATION BY COMPANY. This Agreement may be terminated by the Company at the conclusion of the Offering Period by notice to Agent if Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement to be performed, complied with or fulfilled by Agent within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

         SECTION 7.3 TERMINATION FOR FORCE MAJEURE EVENTS. This Agreement may be terminated by Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (a) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (b) a war or other national calamity shall have occurred; or (c) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of Agent, to proceed with this Agreement or with the Offering.

         SECTION 7.4 TERMINATION WITHOUT LIABILITY. Any termination of this Agreement pursuant to this Section 7 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 1.3 and 5.2, and the Company and Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 6.1 in the case of the Company and Section 6.2 in the case of Agent.

         SECTION 8. MISCELLANEOUS.

         SECTION 8.1 NOTICES. Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to Company:  Providential Holdings, Inc.
                                  8700 Warner Avenue
                                  Fountain Valley, California 92708
                                  Attn:  Chief Executive Officer
                                  Telephone:  (714) 849-1503
                                  Facsimile:   (714) 596-0252

                  With a copy (which shall not constitute notice) to:

                                  Dieterich & Associates
                                  11300 W. Olympic Blvd
                                  Suite 800
                                  Los Angeles, CA 90064-1637
                                  Attention: Christopher H. Dieterich, Esq.
                                  Tel: (310) 312-6888
                                  Fax: (310) 312-6680

                  If to Agent:    Sovereign Capital Advisors, LLC
                                  3340 Peachtree Road, N.E.
                                  Suite 1965
                                  Atlanta, Georgia 30326
                                  Attention: Don Odom
                                  Tel: (404) 814-3737
                                  Fax: (404) 812-3738

                  With a copy (which shall not constitute notice) to:
                                  Warshaw Burstein Cohen Schlesinger & Kuh, LLP 555 Fifth Avenue
                                  New York, New York 10017
                                  Attention: Michael D. Schwamm, Esq.
                                  Tel: (212) 984-7700
                                  Fax: (212) 972-9150;

         Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number

         SECTION 8.2 BENEFIT. This Agreement is made solely for the benefit of Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Securities Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any

Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

         SECTION 8.3 SURVIVAL. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and Agent or the officers, directors or controlling persons of the Company and Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and Agent contained in Section 6 hereof shall survive and remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company or Agent or any such officer, director or controlling person of the Company or of Agent; (b) delivery of or payment for the Securities; or (c) the Closing Date, and any successor of the Company or Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

         SECTION 8.4 GOVERNING LAW. The validity, interpretation and construction of this Agreement will be governed by the laws of the State of New York, without regard to conflicts of law principles. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         SECTION 8.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         SECTION 8.6 CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

         SECTION 8.7 PUBLIC ANNOUNCEMENTS. Prior to the Closing Date, neither party will issue any public announcement concerning the within transactions without the approval of the other party.

         SECTION 8.8 FINDERS. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the Offering.

         SECTION 8.9 RECITALS. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made apart of this Agreement.

         SECTION 8.10 DEFINITIONS. Capitalized terms used in this Agreement but not otherwise define herein shall have the meanings assigned to such terms in the Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have duly caused this agreement to be executed as of the day and year first above written.

                             COMPANY SIGNATURE PAGE
                                       TO
                            PLACEMENT AGENT AGREEMENT


                                       THE COMPANY:


                                       PROVIDENTIAL HOLDINGS, INC.


                                       By: /s/  Henry Fahman
                                          ------------------
                                       Name: Henry Fahman
                                       Title:   President and Chief
                                                Executive Officer

                              AGENT SIGNATURE PAGE
                                       TO
                            PLACEMENT AGENT AGREEMENT

                                       AGENT:


                                       SOVEREIGN CAPITAL ADVISORS, LLC


                                       By: /s/  Paul Hamm
                                          ---------------
                                       Paul Hamm, President